UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 1, 2010 (May 27, 2010)

HERTZ GLOBAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713
(Address of principal executive
offices, including zip code)

(201) 307-2000
(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

2008 Omnibus Incentive Plan

On May 27, 2010, the stockholders of the Registrant approved the amendment and restatement of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan (the “2008 Plan”) at the Registrant’s annual meeting of stockholders. The amendment and restatement of the 2008 Plan (i) increases the number of shares of common stock available for grant under the 2008 Plan to 32,700,000 shares of common stock (an increase of 15,000,000 shares), (ii) expands the performance goal criteria for performance awards to include total net cash flow and customer satisfaction, (iii) clarifies that certain awards may be payable in shares of common stock, cash or a combination of both, (iv) permits the granting of restricted stock and restricted stock unit awards with a vesting period of less than three years for an aggregate number of shares of common stock not to exceed 5% of the total number of shares of common stock available for issuance under the 2008 Plan, (v) incorporates prior non-material amendments approved by the Registrant’s Board of Directors, (vi) reflects certain amendments to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and (vii) makes certain other administrative changes.

A more detailed description of the terms of the 2008 Plan can be found in the Registrant’s definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 2:  The Approval of the Amendment and Restatement of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan,” which was filed with the Securities and Exchange Commission on April 9, 2010, and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement should be read in conjunction with the full text of the 2008 Plan, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

The forms of the Performance Stock Unit Agreement, Restricted Stock Unit Agreement, Employee Stock Option Agreement and Director Stock Option Agreement used to grant awards pursuant to the 2008 Plan are attached to this report as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively.

Senior Executive Bonus Plan

Also on May 27, 2010, the stockholders of the Registrant approved the Hertz Global Holdings, Inc. Senior Executive Bonus Plan (the “Bonus Plan”).  The Bonus Plan is intended to govern the award and payment of annual cash bonuses to certain of the Registrant’s and its subsidiary’s officers. It is intended that payments under the Bonus Plan will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

A more detailed description of the terms of the Bonus Plan can be found in the Registrant’s definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 3:  The Approval of the Hertz Global Holdings, Inc. Senior Executive Bonus Plan,” which was filed with the Securities and Exchange Commission on April 9, 2010, and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement should be read in conjunction with the full text of the Bonus Plan, which is filed as Exhibit 10.6 to this report and incorporated by reference herein.

Revised Change in Control Severance Agreement

The Board of Directors of the Registrant recently adopted a revised form of Change in Control Severance Agreement.   Since March 3, 2010 the Registrant has used and will use on a going-forward basis the revised form of Change in Control Severance Agreement, which is filed as Exhibit 10.7 to this report, when entering into Change in Control Severance Agreements with its executive officers.

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 27, 2010, the Registrant held the annual meeting of its stockholders. The final results of voting for each matter submitted to a vote of stockholders at the meeting are set forth below.

(i)  The following directors were elected at the meeting and the voting for each director was as follows:

Nominee	For	Withhold	Broker Non-Votes
Barry H. Beracha	364,974,225	24,799,096	10,287,490
Brian A. Bernasek	323,765,910	66,007,411	10,287,490
Robert F. End	323,759,680	66,013,641	10,287,490
George W. Tamke	328,240,860	61,532,461	10,287,490

(ii) The amendment and restatement of the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan	312,761,974	76,945,489	65,858	10,287,490

(iii)  The Hertz Global Holdings, Inc. Senior Executive Bonus Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Hertz Global Holdings, Inc. Senior Executive Bonus Plan	352,675,452	36,897,997	199,872	10,287,490

(iv) PricewaterhouseCoopers LLP was approved as the Registrant’s independent auditors for the year 2010 by the following vote:

	For	Against	Abstain
PricewaterhouseCoopers LLP	399,422,267	623,728	14,816

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, as amended and restated

10.2	Form of Performance Stock Unit Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.3	Form of Restricted Stock Unit Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.4	Form of Employee Stock Option Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.5	Form of Director Stock Option Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.6	Hertz Global Holdings, Inc. Senior Executive Bonus Plan

10.7	Form of Change in Control Severance Agreement between Hertz Global Holdings, Inc. and executive officers (form used for agreements entered into after March 3, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

Date: May 28, 2010	By:	/s/ J. Jeffrey Zimmeman
	Name:	J. Jeffrey Zimmerman
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan, as amended and restated

10.2	Form of Performance Stock Unit Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.3	Form of Restricted Stock Unit Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.4	Form of Employee Stock Option Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.5	Form of Director Stock Option Agreement under the Hertz Global Holdings, Inc. 2008 Omnibus Incentive Plan

10.6	Hertz Global Holdings, Inc. Senior Executive Bonus Plan

10.7	Form of Change in Control Severance Agreement between Hertz Global Holdings, Inc. and executive officers (form used for agreements entered into after March 3, 2010)